SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                   June 19, 1997
                (Date of Report, date of earliest event reported)



                                TREMONT CORPORATION
             (Exact name of Registrant as specified in its charter)



      Delaware                 1-10126             76-0262791
      (State or other         (Commission       (IRS Employer
       jurisdiction of         File Number)            Identification
       incorporation)                                  Number)



      1999 Broadway, Suite 4300, Denver, CO              80202
      (Address of principal executive offices)        (Zip Code)



                        (303) 296-5600
              (Registrant's telephone number, including area code)



                        Not Applicable
             (Former name or address, if changed since last report)

Item 5:     Other Events

            On June 17, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's announcement of Litigation Development.



Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            Item No.                           Exhibit List

             99.1       Press release dated June 17, 1997 issued by Registrant.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TREMONT CORPORATION
                                    (Registrant)




                                    By: /s/ J. Thomas Montgomery, Jr.
                                         J. Thomas Montgomery, Jr.
                                          Vice President, Controller
                                                And Treasurer




Date: June 19, 1997